Redwood AlphaFactorTM Core Equity Fund

Redwood AlphaFactorTM Tactical Core Fund

Redwood Managed Municipal Income Fund

Redwood AlphaFactorTM Core Equity Fund

Class N RWANX

Class I RWAIX

Redwood AlphaFactorTM Tactical Core Fund

Class N RWTNX

Class I RWTIX

Redwood Managed Municipal Income Fund

Class N RWMNX

Class I RWMIX

A Series of Two Roads Shared Trust

Supplement dated April 13, 2017 to the Statement of Additional Information (“SAI”) for the Redwood AlphaFactor™ Core Equity Fund, Redwood AlphaFactor™ Tactical Core Fund and the Redwood Managed Municipal Income Fund (the “Funds”) dated March 8, 2017

1)     Effective April 13, 2017, each Fund will make its top 10 portfolio holdings as of the end of each fiscal quarter publicly available on the Adviser's website at www.redwoodmutualfund.com 30 days following the fiscal quarter end. A further description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

2)	Effective April 13, 2017, the following chart in the section entitled “Expense Limitation Agreement” on page 29 of the SAI is replaced in its entirety with the following:

Class	Expense Cap	Minimum Duration
Redwood AlphaFactor™ Core Equity Fund
N	1.05%	March 8, 2018
Institutional	0.80%	March 8, 2018
Redwood AlphaFactor™ Tactical Core Fund
N	1.45%	March 8, 2018
Institutional	1.20%	March 8, 2018
Redwood Managed Municipal Income Fund
N	1.25%	March 8, 2018
Institutional	1.00%	March 8, 2018

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This Supplement and the Funds’ Prospectus and SAI, dated March 8, 2017, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-RED-FUND (733-3863).